Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion in this Form SB-2 Registration Statement under the Securities Act of 1933, for Liberty Star Gold Corp. of our report dated March 26, 2004.

/s/ Dohan and Company CPAs

Miami, Florida

March 21, 2006